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                         NEW ENGLAND CAPITAL GROWTH FUND

          Supplement dated February 11, 1998 to New England Stock Funds
                  Class A, B and C Prospectus dated May 1, 1997
     (as supplemented August 1, 1997, November 17, 1997 and January 1, 1998) and New England Stock Funds Class Y Prospectus dated September 1, 1997
             (as supplemented November 17, 1997 and January 1, 1998)

On January 30, 1998, the Board of Trustees of New England Funds Trust I (the "Trust") approved a new Sub-Advisory Agreement (the "Interim Agreement") relating to New England Capital Growth Fund (the "Fund") between New England Funds Management, L.P. ("NEFM"), the Fund's adviser, and Westpeak Investment Advisors, L.P. ("Westpeak"). The Interim Agreement is effective February 16, 1998, and continues in effect for a period of 120 days or until shareholders of the Fund approve a new Sub-Advisory Agreement between NEFM and Westpeak, whichever occurs first. Under the new Interim Agreement, Westpeak succeeds Loomis, Sayles & Company, L.P. ("Loomis Sayles") as the Fund's subadviser, as of February 16, 1998, and is responsible for day-to-day management of the Fund's investment operations under the oversight of NEFM. A special shareholder meeting will be held in mid-April to vote upon the approval of a second new Sub-Advisory Agreement for the Fund between NEFM and Westpeak, which was also approved by the Board of Trustees on January 30, 1998 and which would replace the Interim Agreement, and a notice of such meeting and a proxy statement will be sent to shareholders in late February. In the event that the Fund's shareholders do not approve the new Sub-Advisory Agreement between NEFM and Westpeak at the special shareholder meeting, then the Board of Trustees will convene a special meeting of trustees to consider alternative arrangements for the management of the Fund's investment portfolio.

The subadvisory fees payable by NEFM to Westpeak under the new Sub-Advisory Agreement which takes effect on February 16, 1998 are at the same rate as those previously paid to Loomis Sayles to manage the portfolio of the Fund, as set forth in the Prospectus. Following shareholder approval of the second new Sub-Advisory Agreement between NEFM and Westpeak, the subadvisory fees payable by NEFM to Westpeak will be at the annual rate of 0.40% of the first $200 million of the Fund's average daily net assets, 0.35% of such assets between $200 million and $500 million and 0.30% of such assets in excess of $500 million.

In addition, Westpeak has agreed to voluntarily waive its subadvisory fee under the new Sub-Advisory Agreement until April 2, 1998, and during this period, NEFM will continue to pay Loomis Sayles the subadvisory fee it would have earned if it had continued to manage the Fund's portfolio. Neither this waiver by Westpeak and payment to Loomis Sayles, nor the change in the subadvisory fee rate paid to Westpeak, will affect the Fund's management fee payable to NEFM.

Gerald H. Scriver, President and Chief Executive Officer of Westpeak, will serve as the Fund's portfolio manager. Mr. Scriver has been with Westpeak since its inception in 1991 and has been portfolio manager of New England Growth Opportunities Fund since May 1995.